                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                                                                  Distribution Date:        4/15/2002
---------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                                 4,717,500.00
               Class B Note Interest Requirement                                   279,708.54
               Class C Note Interest Requirement                                   165,938.48
                        Total                                                    5,163,147.02

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                      5.55000
               Class B Note Interest Requirement                                      5.79167
               Class C Note Interest Requirement                                      2.45417

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                     850,000,000
               Class B Note Principal Balance                                      48,295,000
               Class C Note Principal Balance                                      67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account                         38,636,400.00

(v)     Required Owner Trust Spread Account Amount                              38,636,400.00



                                                   By:
                                                        -----------------------
                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                                                                  Distribution Date:        4/15/2002
---------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                                 0.00
              Class B Principal Payment                                                 0.00
              Class C Principal Payment                                                 0.00
                         Total

        Amountof the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                                 0.00
              Class B Principal Payment                                                 0.00
              Class C Principal Payment                                                 0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                                1,336,875.00
               Class B Note Interest Requirement                                  121,093.75
               Class C Note Interest Requirement                                  181,986.28
                         Total                                                  1,639,955.03

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                     1.78250
               Class B Note Interest Requirement                                     1.93750
               Class C Note Interest Requirement                                     2.26472

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                    750,000,000
               Class B Note Principal Balance                                     62,500,000
               Class C Note Principal Balance                                     80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                         8,928,570.00

(v)     Required Owner Trust Spread Account Amount                              8,928,570.00



                                                   By:
                                                        ----------------------
                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2





Section 7.3 Indenture                                                                  Distribution Date:        4/15/2002
---------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                                1,550,000.00
               Class B Note Interest Requirement                                  141,437.50
               Class C Note Interest Requirement                                  214,233.10
                        Total                                                   1,905,670.60

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                     1.72222
               Class B Note Interest Requirement                                     1.88583
               Class C Note Interest Requirement                                     2.22167

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                    900,000,000
               Class B Note Principal Balance                                     75,000,000
               Class C Note Principal Balance                                     96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account                        10,714,290.00

(v)     Required Owner Trust Spread Account Amount                             10,714,290.00



                                                  By:
                                                      ----------------------
                                                  Name:  Patricia M. Garvey
                                                  Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3




Section 7.3 Indenture                                                                  Distribution Date:        4/15/2002
---------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                                1,311,041.67
               Class B Note Interest Requirement                                  121,093.75
               Class C Note Interest Requirement                                  179,910.39
                        Total                                                   1,612,045.81

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                     1.74806
               Class B Note Interest Requirement                                     1.93750
               Class C Note Interest Requirement                                     2.23889

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                    750,000,000
               Class B Note Principal Balance                                     62,500,000
               Class C Note Principal Balance                                     80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                         8,928,570.00

(v)     Required Owner Trust Spread Account Amount                              8,928,570.00



                                                   By:
                                                        ----------------------
                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                                                                  Distribution Date:        4/15/2002
---------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                                1,254,260.00
               Class B Note Interest Requirement                                  117,843.06
               Class C Note Interest Requirement                                  181,156.25
                        Total                                                   1,553,259.31

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                     1.75667
               Class B Note Interest Requirement                                     1.98056
               Class C Note Interest Requirement                                     2.36806

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                    714,000,000
               Class B Note Principal Balance                                     59,500,000
               Class C Note Principal Balance                                     76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account                         8,500,000.00

(v)     Required Owner Trust Spread Account Amount                              8,500,000.00



                                                   By:
                                                       ----------------------
                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture                                                                  Distribution Date:        4/15/2002
---------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                                  869,722.22
               Class B Note Interest Requirement                                   81,086.67
               Class C Note Interest Requirement                                  129,168.04
                        Total                                                   1,079,976.93

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                     1.73944
               Class B Note Interest Requirement                                     1.94611
               Class C Note Interest Requirement                                     2.41111

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                    500,000,000
               Class B Note Principal Balance                                     41,666,000
               Class C Note Principal Balance                                     53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account                         5,952,380.00

(v)     Required Owner Trust Spread Account Amount                              5,952,380.00



                                                   By:
                                                       ----------------------
                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                                Chase Manhattan Bank USA, N.A.
                                    Noteholders Statement

                             Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                                                                  Distribution Date:        4/15/2002
---------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                                1,272,291.67
               Class B Note Interest Requirement                                  120,555.56
               Class C Note Interest Requirement                                  190,289.84
                        Total                                                   1,583,137.06

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                     1.69639
               Class B Note Interest Requirement                                     1.92889
               Class C Note Interest Requirement                                     2.36806

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                    750,000,000
               Class B Note Principal Balance                                     62,500,000
               Class C Note Principal Balance                                     80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                         8,928,570.00

(v)     Required Owner Trust Spread Account Amount                              8,928,570.00



                                                   By:
                                                        ---------------------
                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                                Chase Manhattan Bank USA, N.A.
                                    Noteholders Statement

                             Chase Credit Card Owner Trust 2001-4




Section 7.3 Indenture                                                                  Distribution Date:        4/15/2002
---------------------------------------------------------------------------------------------------------------------------
(i)     Amount of Net Swap Payment                                                      0.00
        Amount of Net Swap Receipt                                              2,385,756.33

(ii)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

(iii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest                                            3,850,000.00
               Class B Note Interest                                              137,433.33
               Class C Note Interest                                              217,000.00
                        Total                                                   4,204,433.33

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest                                                 4.58333
               Class B Note Interest                                                 1.96333
               Class C Note Interest                                                 2.41111

(iv)    Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                    840,000,000
               Class B Note Principal Balance                                     70,000,000
               Class C Note Principal Balance                                     90,000,000

(v)     Amount on deposit in Owner Trust Spread Account                        10,000,000.00

(vi)    Required Owner Trust Spread Account Amount                             10,000,000.00



                                                  By:
                                                      ---------------------
                                                  Name:  Patricia M. Garvey
                                                  Title: Vice President

                                Chase Manhattan Bank USA, N.A.
                                    Noteholders Statement

                             Chase Credit Card Owner Trust 2001-5




Section 7.3 Indenture                                                                  Distribution Date:        4/15/2002
---------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                                2,170,000.00
               Class B Note Interest Requirement                                  212,479.17
               Class C Note Interest Requirement                                  337,125.00
                        Total                                                   2,719,604.17

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                     1.72222
               Class B Note Interest Requirement                                     2.02361
               Class C Note Interest Requirement                                     2.49722

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                  1,260,000,000
               Class B Note Principal Balance                                    105,000,000
               Class C Note Principal Balance                                    135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                        15,000,000.00

(v)     Required Owner Trust Spread Account Amount                             15,000,000.00



                                                   By:
                                                       ---------------------
                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                                Chase Manhattan Bank USA, N.A.
                                    Noteholders Statement

                             Chase Credit Card Owner Trust 2001-6




Section 7.3 Indenture                                                                  Distribution Date:        4/15/2002
---------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                                1,762,040.00
               Class B Note Interest Requirement                                  172,153.33
               Class C Note Interest Requirement                                  279,000.00
                        Total                                                   2,213,193.33

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                     1.74806
               Class B Note Interest Requirement                                     2.04944
               Class C Note Interest Requirement                                     2.58333

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                  1,008,000,000
               Class B Note Principal Balance                                     84,000,000
               Class C Note Principal Balance                                    108,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                        12,000,000.00

(v)     Required Owner Trust Spread Account Amount                             12,000,000.00



                                                   By:
                                                       ---------------------
                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President